                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of November 15, 2004 (as amended, modified or supplemented from time to time in accordance with the terms hereof, the "Security Agreement") is made by American Business Credit, Inc., a Pennsylvania corporation (together with its successors and permitted assigns, the "Grantor"), in favor of The Patriot Group, LLC (the "Buyer").

                                    RECITALS

         WHEREAS, simultaneously with the execution of this Security Agreement, Buyer and certain affiliates of Grantor, including ABFS WAREHOUSE TRUST 2004-2 (the "Seller") are entering into a Master Repurchase Agreement, dated as of November 15, 2004 (as amended, restated or supplemented from time to time in accordance with its terms, the "Repurchase Agreement"), pursuant to which the Buyer will obtain from the Seller various securities set forth on Schedule I of the Repurchase Agreement and related rights (the "Purchased Assets");

         WHEREAS, pursuant to the terms of the Repurchase Agreement, the affiliates of the Grantor parties thereto have agreed to cause the grant to the Buyer of a first priority security interest in specified assets to secure the Seller's obligations under the Repurchase Agreement;

         NOW, THEREFORE, in satisfaction of such condition and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         1. DEFINED TERMS. Unless otherwise defined herein, the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "ABFS ENTITY" means each of the Grantor, the Seller, American Business Financial Services, Inc. and ABFS Consolidated Holdings, Inc.

         "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

         "DOCUMENTS" means any "documents", as such term is defined in Section 9-102(a)(30) of the UCC as in effect in the State of New York on the date hereof.

          "EVENT OF DEFAULT" shall have the meaning set forth in the Repurchase Agreement.

         "GRANTOR" means American Business Credit, Inc. and any affiliate thereof which may act as a mortgage loan servicer under an Operative Document. Such an affiliate shall become a party to this Security Agreement as a grantor and be bound by its terms and conditions.

         "LIEN" means any security interest, lien, charge, pledge, equity, encumbrance or preferential arrangement of any kind.

         "OPERATIVE DOCUMENTS" means the underlying pooling and servicing agreements, sale and servicing agreements, and other similar agreements under which the Collateral arose or will arise and any future agreements executed in connection with any warehouse loan transaction, including without limitation any securitization transaction, pursuant to which the Grantor or any affiliate will act as servicer including, without limitation, those agreements listed on
Schedule 3 hereto.

         "PERSON" shall have the meaning set forth in the Repurchase Agreement.

         "PROCEEDS" shall have the meaning set forth in Section 9-102(a)(64) of the UCC as in effect in the State of New York on the date thereof.

         "PROGRAM DOCUMENTS" shall have the meaning assigned to such term in the Repurchase Agreement.

         "SECURED OBLIGATIONS" means all obligations to the Buyer arising under or pursuant to the Repurchase Agreement or any other Program Document.

         "SECURITY AGREEMENT" means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified or supplemented from time to time in accordance with the terms hereof.

         "SERVICING ADVANCES" shall have the meaning assigned to such term in
Section 2(a) below.

          "UCC" or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as the same may, as indicated in the Program Documents, be in effect in the State of New York on the date hereof; provided, however, in the event that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Buyer's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

         Other capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Repurchase Agreement.

         2. GRANT OF SECURITY INTEREST; AUTHORITY TO FILE FINANCING STATEMENTS.

                  (a) Grant of Security Interest. As collateral security for (x) the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations and
(y) the payment and performance of all of the Grantor's covenants and agreements in this Security Agreement, Grantor hereby assigns, conveys, mortgages, charges, pledges, hypothecates and transfers to Buyer and hereby grants to Buyer a first priority security interest in and to all of Grantor's right, title and interest



                                      -2-
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in, to and under, whether now owned or hereafter existing: all existing and future rights to reimbursement for servicer advances (including, without limitation, forbearance advances, deferment advances, bankruptcy advances, advances of forced place insurance premiums and property taxes, and advances of legal fees, property/REO preservation expenses, collection expenses, first lien buy-outs, and REO expenses for professional fees, property tax, utilities and maintenance), unearned fees of all types and prepayment fees, late fees, forbearance fees, satisfaction fees, not-sufficient-funds fees and other similar earned fees (such amounts, collectively, the "Servicing Advances") due, or which become due in the future, to Grantor as servicer of mortgage loans in connection with the securitizations and warehouse lines described in the Operative Documents (such rights to the Servicing Advances, the "Collateral"). Notwithstanding the foregoing, the Collateral shall not include with respect to each Operative Document (i) the per annum Servicing Fee (as defined in the Operative Document) due to the Grantor and (ii) any income or interest earned on amounts deposited into the Collection Account (as defined in the Operative Document). For the avoidance of doubt, Servicing Advances includes amounts due the Grantor under future securitizations and applies to all mortgage loans serviced by the Grantor for affiliates and third parties.

         (b) Authority to File Financing Statements. The Grantor hereby irrevocably authorizes the Buyer at any time, and from time to time, to file in any filing office in any jurisdiction any initial financing statements, any amendments thereto and certifications thereof that (i) indicate the Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code, is mortgaged and collaterally assigned to the Buyer and (ii) provide any other information required for the sufficiency or filing office acceptance of any financing statement or amendment. The Grantor agrees to furnish any such information to the Buyer promptly upon its request. The Grantor also ratifies its authorization for the Buyer to have filed in any jurisdiction any UCC Financing Statement or amendments thereto if filed prior to the date hereof.

         3. RIGHTS OF BUYER; RELEASE OF COLLATERAL.

                  (a) Grantor to Remain Liable. Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under the Operative Documents to observe and perform all the conditions and obligations to be observed and performed by the Grantor thereunder and that the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Operative Document. The Buyer shall not have any obligation or liability under any Operative Document or other agreement by reason of, or arising out of, this Security Agreement or the granting to the Buyer of any payment relating to any such Operative Document, nor shall the Buyer be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Operative Agreement or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


                                      -3-
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                  (b) Event of Default. Upon the occurrence of any Event of
Default or in the even of a Margin Deficit, the Buyer may, at its sole discretion exercise the Grantor's rights to collect Servicing Advances as described in Section 2(a) above.

                  4. REPRESENTATIONS AND WARRANTIES. In addition, the Grantor hereby represents and warrants to the Buyer that:

                  4.1 Title; No Other Liens. Except for the security interest granted to the Buyer pursuant to this Agreement, the Grantor owns each item of the Collateral, free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Buyer pursuant to the terms of this Security Agreement.

                  4.2 Perfected First Priority Lien. The security interests granted pursuant to this Security Agreement (i) upon completion of the filings and other actions specified on Schedule 1 hereto will constitute valid perfected security interests in all of the Collateral, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (ii) are, with respect to the security interests granted in the Collateral, the only Liens on the Collateral.

                  4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, the Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of the Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. The Grantor (i) has furnished to the Buyer a certified organizational document and long-form good standing certificate as of a date which is recent to the date hereof, (ii) is qualified to do business in each jurisdiction where the failure to be so qualified reasonably could be expected to have a material adverse effect on the Grantor, and (iii) have all requisite power and authority to execute, deliver and perform this Security Agreement and each agreement and document to be executed and delivered by it pursuant hereto.

                  4.4 Title to Collateral. The Grantor has good title to the Collateral, free of all claims, liens, security interests and restrictions on transfer or pledge other than the lien in favor of the Buyer created pursuant to this Security Agreement.

                  4.5 No Default or Event of Default. No Default or Event of Default has occurred and is continuing as of the date hereof.

                  4.6 UCC Classifications. The Grantor's contractual rights under any Program Document to which it is a party constitute "accounts" or "general intangibles" within the meaning of the UCC.

                  4.7 Consents. The Grantor has received all necessary consents and approvals required by the terms of the Collateral to the pledge to the Buyer of its interest and rights in such Collateral hereunder.


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                  4.8 Possession of Collateral. No creditor of the Grantor has in its possession any portion of the Collateral.

                  4.9 Sole Source of Collateral. The Grantor is and will be the only ABFS Entity that owns and controls the Collateral subject to the rights being granted therein to the Buyer hereunder.

                  4.10 Description and Value of Servicing Advances. A true and complete summary of the existing Servicing Advances as of October 31, 2004 is set forth on Schedule 2 attached hereto and made a part hereof. Grantor acknowledges that Schedule 2 does not include future Servicing Advances which pursuant to Section 2(a) hereof are included in the Collateral.

                  4.11 Solvency. Grantor is solvent as of the date hereof.

                  4.12 Grantor as Servicer. Grantor is the named servicer and current primary servicer and sole servicer of the mortgage loans under the Operative Documents listed on Schedule 3 attached hereto and no agreement or other document exists which would permit the Grantor to cause the servicing or subservicing of the mortgage loans under such Operative Documents to be sold or transferred in any way to a back-up servicer, a subservicer or any other third party, except that with respect to mortgage loans serviced by Grantor under a warehouse agreement, Grantor may have entered into forward sale agreements for the sale of such mortgage loans to whole loan purchasers which may service the mortgage loans upon such sale.

                  4.13 Due Authorization. The execution, delivery and performance by the Grantors of this Security Agreement (i) have been duly authorized by all necessary action on the part of the Grantor, (ii) do not and will not contravene its certificate of formation or operating agreement, any law or any contractual restriction binding on or affecting the Grantor or any of its properties, and (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of their properties (other than the security interest created hereby in the Collateral).

                  4.14 Taxes, Etc. All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                  4.15 No Litigation. There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Buyer of any of its rights or remedies hereunder.

                  4.16 Remittance of Servicing Advances. Grantor has not remitted, and does not remit, any Servicing Advances to the trustees of securitizations and retains all of the Servicing Advances pursuant to the instructions provided to JPMorgan Chase Bank (the "Payment Processing Bank"), which will be amended and made subject to Section 9(c)(2) of the Repurchase Agreement.

         5. COVENANTS. Grantor covenants and agrees with the Buyer that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

                  5.1 Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Buyer and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Buyer may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (i) to secure all consents and approvals necessary or appropriate for the assignment to Buyer of any agreements or license held by Grantor or in which Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC or other notices appropriate under applicable law with respect to the security interests granted hereby, (iii) filing or cooperating with Buyer in filing any forms or other documents required to be filed in any foreign jurisdiction or under any international treaty, required to secure or protect Buyer's interest in the Collateral, and (iv) without limiting the generality of the foregoing, Grantor shall, at the Grantor's expense, take and cause to be taken all such actions as Buyer may reasonably request in order to perfect and continue the perfection of the liens and security interests granted to Buyer in the Collateral.

                  5.2 Direction Letters. As provided in Section 9(c)(2) of the Repurchase Agreement, by November 22, 2004, the Grantor shall deliver to the Payment Processing Bank an acknowledgement and direction letter instructing the Payment Processing Bank to remit all proceeds with respect to the Collateral hereunder to the Buyer, if the Buyer so directs, upon an Event of Default or in the event of a Margin Deficit.

                  5.3 Limitation on Liens on Collateral. Grantor shall not create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral.

                  5.4 Taxes, Assessments. Grantor shall promptly pay when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

                  5.5 Further Identification of Collateral. Grantor shall, if so requested by Buyer, furnish to Buyer, as often as Buyer shall reasonably request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Buyer may reasonably request, all in reasonable detail.

                  5.6 Notices. Grantor shall advise Buyer promptly, in reasonable detail, of (i) any Lien attaching to or asserted against the Collateral, (ii) any decline in the nominal amount of the Collateral below

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US$32,000,000 at any time, (iii) any material change in the composition of the
Collateral, (iv) the occurrence of any other event which would have a material adverse effect on the aggregate future proceeds of the Collateral or on the Lien created hereunder, (v) any termination of Grantor's servicing rights by a bond insurer, and (vi) with respect any securitization transaction pursuant to which Grantor acts as a servicer, the failure of Grantor to be renewed as a servicer of such securitization transaction.

                  5.7 Grantor's Legal Status. The Grantor (i) without providing at least 30 days prior written notice to the Buyer, will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (ii) if the Grantor does not have an organizational identification number and later obtains one, forthwith notify the Buyer of such organizational identification number, and (iii) will not change its type of organization, jurisdiction of organization or other legal structure.

                  5.8 Other Actions as to Any and All Collateral. The Grantor further agrees, upon request of the Buyer, to take any and all other actions as such Person may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability to enforce, the security interest of the Buyer, in any and all of the Collateral.

                  5.9 Grantor as Servicer. Grantor shall not sell or transfer any of the Collateral and shall use its best efforts to remain the named servicer and current primary servicer and sole servicer of the mortgage loans under the Operative Documents and Grantor will not enter into any agreement or other document which would cause the servicing or subservicing of the mortgage loans under the Operative Documents to be sold or transferred in any way to a back-up servicer, a subservicer or any other third party, except that with respect to mortgage loans serviced by Grantor under a warehouse agreement, Grantor may enter into forward sale agreements for the sale of such mortgage loans to whole loan purchasers which may service the mortgage loans upon such sale. Additionally, Grantor shall use its best efforts to maintain its rights as servicer under the Operative Documents, including without limitation any securitization agreements.


         6. BUYER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  6.1 Appointment of Buyer and Scope of Power of Attorney. Grantor hereby irrevocably constitutes and appoints Buyer, and any officer or Buyer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at Buyer's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Buyer the power and right, on behalf of Grantor, without notice to or assent by Grantor, to do the following:

                  (a) to exercise Grantor's rights to realize upon the Collateral;

                  (b) to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Grantor; and

                  (c) to (i) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to realize upon the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (ii) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (iii) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as Buyer may deem appropriate, (iv) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Buyer were the absolute owner thereof for all purposes, and (v) to do, at Buyer's option and Grantor's expense, at any time, or from time to time, all acts and things which Buyer may reasonably deem necessary to protect, preserve or realize upon the Collateral and Buyer's Lien therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

                  6.2 Exercise of Power of Attorney; Coupled with an Interest. The Buyer agrees that, except upon the occurrence of an Event of Default or in the event of a Margin Deficit, it shall not exercise the power of attorney or any rights granted to Buyer pursuant to Sections 6.1(a) and (c). Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are paid and performed in full.

                  6.3 No Duty on Buyer. The powers conferred on Buyer hereunder are solely to protect Buyer's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                  6.4 Buyer May Perform. If Grantor fails to perform or comply with any of its agreements contained herein and Buyer, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including attorneys' fees, of Buyer incurred in connection with such performance or compliance together with interest thereon at the rate then in effect in respect of the Purchased Securities, shall be payable by Grantor to Buyer on demand and shall constitute Secured Obligations secured hereby.

         7. RIGHTS AND REMEDIES; STANDARD FOR EXERCISING.

                  7.1 Rights and Remedies of Buyer. If an Event of Default shall have occurred and be continuing, the Buyer, without any other notice to or demand upon the Grantor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral. In addition, the Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Buyer's rights and remedies hereunder.

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                  7.2 Standards for Exercising Rights and Remedies. To the
extent that applicable law imposes duties on the Buyer to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the Buyer (i) to incur expenses reasonably deemed significant by the Buyer to prepare Collateral for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iv) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (v) to dispose of assets in wholesale rather than retail markets or (vi) to the extent deemed appropriate by the Buyer, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Buyer in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Buyer would fulfill the Buyer's duties under the Uniform Commercial Code or any other relevant jurisdiction in the Buyer's exercise of remedies against the Collateral and that other actions or omissions by the Buyer shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section
7.2. Without limitation upon the foregoing, nothing contained in this Section
7.2 shall be construed to grant any rights to the Grantor or to impose any duties on the Buyer that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 7.2.

                  7.3 No Waiver by Buyer. The Buyer shall not be deemed to have waived any of its rights and remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Buyer. No delay or omission on the part of the Buyer in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Buyer with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Buyer deems expedient.

                  7.4 Application of Proceeds of Collateral. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Buyer in accordance with the provisions of the Program Documents.

                  7.5 Waiver by Grantor. To the extent permitted by applicable law, Grantor waives all claims, damages and demands against the Buyer and arising out of the repossession, removal, retention, sale or lease of the Collateral except to extent the same claims, damages and demands are due to such Person's willful misconduct or gross negligence.

         8. PRESERVATION OF COLLATERAL; LIMITATION ON BUYER'S DUTY IN RESPECT OF COLLATERAL. Buyer shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Buyer to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Buyer to do any act not so requested shall be deemed a failure to act reasonably.

         9. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as an avoidable preference, "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         10. MISCELLANEOUS.

                  10.1 Notices. Any notice or other communication hereunder to Buyer shall be addressed and delivered (and shall be deemed given) in accordance with the Repurchase Agreement, and with respect to the Grantor, shall be addressed and delivered to:

         American Business Financial Services, Inc
         The Wanamaker Building
         100 Penn Square East, 8th Floor
         Philadelphia, PA 19109

                  10.2 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.3 Headings. The various headings in this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this agreement or any provisions hereof.

                  10.4     No Waiver; Cumulative Remedies.

                  (a) Buyer shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

                  (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.


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

                  (c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Buyer.

                  10.5 Termination of this Security Agreement. This Security Agreement shall terminate upon the indefeasible payment and performance in full of the Secured Obligations.

                  10.6 Successor and Assigns. The Grantor shall not be permitted to assign or otherwise transfer, in whole or in part, any of its rights and obligations under this Security Agreement without the prior written consent of the Buyer, and any attempted assignment or transfer without such consent shall be null and void ab initio. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and permitted assigns of Grantor, and shall, together with the rights and remedies of Buyer hereunder, inure to the benefit of Buyer and its respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Buyer hereunder.

                  10.7 Further Indemnification. Grantor agrees to pay, and to save Buyer, harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                  10.8 Governing Law. This Security Agreement shall be deemed to be contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State (including Section 5-1401 and 5-1402 of the General Obligations Law, but otherwise without giving effect to any conflicts of laws provisions contained therein); provided, however, in the event that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Buyer's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

                  10.9 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  10.10 Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantor and its successors and assigns, and shall inure to the benefit of the Buyer, on behalf of the Lenders, and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantor acknowledges receipt of a copy of this Agreement.


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                           [Signature page to follow]









































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                  IN WITNESS WHEREOF, the Grantor has caused this Security
Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                American Business Credit, Inc., as Grantor


                                By:   /s/  Stephen M. Giroux
                                   --------------------------------
                                    Name:  Stephen M. Giroux
                                         -----------------------------------
                                    Title: Executive Vice President
                                          ----------------------------------



ACCEPTED AND ACKNOWLEDGED BY:

THE PATRIOT GROUP, LLC, as Buyer


By:     /s/   Jonathan T. Kane
   ---------------------------------
     Name:     Jonathan T. Kane
          ----------------------------------
     Title:    Senior Vice President
           ---------------------------------















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